AIG



          SUPPLEMENT DATED DECEMBER 4, 2007

          TO THE PRINCIPAL VARIABLE CONTRACTS FUND, INC.

          PROSPECTUS DATED MAY 1, 2007


The following information is an addition to the prospectus or a replacement of information currently in the prospectus.

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION

On page 58, replace the first paragraph of this section with the following:

The Fund has adopted a 12b-1 Plan for the Class 2 shares of some of the Accounts. Under the 12b-1 Plan, each Account may make payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for the Accounts that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the Account. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Accounts and may cost more than paying other types of sales charges.




                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.

                                  ("THE FUND")



                        ACCOUNTS OF THE FUND
                        --------------------
DIVERSIFIED INTERNATIONAL ACCOUNT   MORTGAGE SECURITIES ACCOUNT
EQUITY INCOME ACCOUNT I             REAL ESTATE SECURITIES ACCOUNT
GROWTH ACCOUNT                      SHORT-TERM INCOME ACCOUNT
INCOME ACCOUNT                      SMALLCAP GROWTH ACCOUNT
LARGECAP BLEND ACCOUNT              SMALLCAP VALUE ACCOUNT
MIDCAP STOCK ACCOUNT                WEST COAST EQUITY ACCOUNT
MONEY MARKET ACCOUNT

                          (THE "ACCOUNTS")




This prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.

                  The date of this Prospectus is May 1, 2007.


As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved these securities or determined whether this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................3
  Diversified International Account.....................................6

  Equity Income Account I...............................................9

  Growth Account........................................................12

  Income Account........................................................15

  LargeCap Blend Account................................................17

  MidCap Stock Account..................................................20

  Money Market Account..................................................23

  Mortgage Securities Account ...........................................26

  Real Estate Securities Account........................................28

  Short-Term Income Account.............................................31

  SmallCap Growth Account...............................................34

  SmallCap Value Account................................................37

  West Coast Equity Account.............................................40


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................43

PRICING OF ACCOUNT SHARES...............................................49

DIVIDENDS AND DISTRIBUTIONS.............................................50

MANAGEMENT OF THE FUND ..................................................50

DISTRIBUTION PLAN AND ADDITIONAL INFORMATION REGARDING INTERMEDIARY COMPENSATION 58

GENERAL INFORMATION ABOUT AN ACCOUNT....................................61
  Frequent Trading and Market-Timing (Abusive Trading Practices) ........61

  Eligible Purchasers...................................................62

  Shareholder Rights....................................................62

  Purchase of Account Shares............................................63

  Sale of Account Shares................................................63

  Restricted Transfers..................................................64

  Financial Statements..................................................64


TAX INFORMATION.........................................................64

FINANCIAL HIGHLIGHTS....................................................65

ADDITIONAL INFORMATION..................................................76

APPENDIX A..............................................................77

APPENDIX B..............................................................84

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of forty investment portfolios. Each Account included in this prospectus has its own investment objective. The Fund's principal underwriter is Principal Funds Distributor, Inc. (the "Distributor"). The Fund has hired Principal Management Corporation ("Principal")* to provide investment advisory and other services to each of the Accounts. Principal seeks to provide a wide range of investment approaches through the Fund.


Principal has selected a Sub-Advisor for each Account based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Sub-Advisors and the Account each sub-advises are:

                     SUB-ADVISOR                              ACCOUNT(S)
                     -----------                              ----------
 Columbus Circle Investors *                            Growth

 Edge Asset Management, Inc. (formerly known as WM
 Advisors, Inc.)*                                       Equity Income I
                                                        Income
                                                        MidCap Stock
                                                        Mortgage Securities
                                                        Short-Term Income
                                                        West Coast Equity

 Emerald Advisers, Inc.                                 SmallCap Growth

 Essex Investment Management Company, LLC               SmallCap Growth

 J.P Morgan Investment Management, Inc.                 SmallCap Value

 Mellon Equity Associates, LLP                          SmallCap Value

                                                        Diversified
 Principal Global Investors, LLC *                      International
                                                        Money Market

 Principal Real Estate Investors, LLC *                 Real Estate Securities

 T. Rowe Price Associates, Inc.                         LargeCap Blend

 UBS Global Asset Management (Americas), Inc.           SmallCap Growth
*Principal Management Corporation; Columbus Circle Investors; Edge Asset
 Management, Inc. (formerly known as WM Advisors, Inc.); Principal Global
 Investors, LLC; Principal Real Estate Investors, LLC; and Principal Funds
 Distributor, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group/(R)/.

All of the Accounts described in this prospectus offer Class 1 shares and Class 2 shares.


MAIN STRATEGIES AND RISKS
Each Account's investment objective is described in the summary description of each Account. The Board of Directors may change an Account's investment objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Account. If there is a material change to the Account's investment objective or investment strategies, you should consider whether the Account remains an appropriate investment for you. There is no guarantee that an Account will meet its investment objective.

The summary of each Account also describes each Account's primary investment strategies (including the type or types of securities in which the Account invests), any policy of the Account to concentrate in securities of issuers in a particular industry, group of industries or geographical region and the main risks associated with an investment in the Account. A more detailed discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions as more fully described under the caption "Certain Investment Strategies and Related Risks-Temporary Defensive Measures."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. An investment in an Account is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Account seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Account.


Factors that may adversely affect a particular Account as a whole are called "principal risks." The principal risks of investing in the Accounts are stated as to each Account in the Account's description. In addition to the risks identified in each Account's description, each of the Accounts is also subject to liquidity risk (all Accounts except Money Market), market risk, and management risk. Each Account is also subject to underlying fund risk to the extent a Principal LifeTime Account or Strategic Asset Management Portfolio invests in the Account. Additional descriptions of the risks associated with investing in the Accounts are provided in "Certain Investment Strategies and Risks" and in Appendix A to this prospectus.


INVESTMENT RESULTS
A bar chart and a table are included with the description of each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.

The prospectus contains information on the historical performance of each Account's Class 1 and, for those Accounts that issue them, Class 2 shares. Performance for periods prior to the date on which an Account's Class 2 shares began operations, January 8, 2007, is based on the performance of the Account's Class 1 shares adjusted to reflect the expenses of the Account's Class 2 shares. The adjustments result in performance that is no higher than the historical performance of the applicable Class 1 shares.


The performance information for Class 1 and Class 2 shares of each of the Equity Income I, MidCap Stock, Short-Term Income, Mortgage Securities, and West Coast Equity Accounts., reflect the historical performance of a predecessor fund acquired by each such Account in connection with a shareholder-approved reorganization. The performance of the Class 2 shares of each predecessor fund, for the periods prior to its introduction, is based on the historical returns of the Class 1 shares of the predecessor fund adjusted to reflect the higher operating expenses for the Class 2 shares. The adjustment results in performance that is no higher than the historical performance of the applicable Class 1 shares.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market Account.


FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets. Each Account's operating expenses are shown with the description of the Account and are stated as a percentage of Account assets. These fees and expenses do not include the effect of any sales charges, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges were included, overall expenses would be higher and performance would be lower.

The description of each Account includes examples of the costs associated with investing in the Account. The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The examples shown would not change, however, if you continued to hold all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses remain the same. Your actual costs of investing in a particular Account may be higher or lower than the costs assumed for purposes of the examples.


NOTE:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, Principal, any Sub-Advisor, or the Distributor.

DIVERSIFIED INTERNATIONAL ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

MAIN STRATEGIES AND RISKS
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of companies: with their principal place of business or principal office outside the U.S.; companies for which the principal securities trading market is outside the U.S.; and companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S. Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Account may invest in smaller capitalization companies.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.


PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


In choosing investments for the Account, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.


The Account may actively trade securities in an attempt to achieve its investment objective. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks of investing in the Account are:

  .Equity Securities
    Risk                   . Derivatives Risk        . Market Segment Risk
  .Foreign Securities
    Risk                   . Exchange Rate Risk      . Active Trading Risk
  . Small Company Risk



PGI has been the Account's Sub-Advisor since its inception.

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"12.24


"1998"9.98


"1999"25.93


"2000"-8.34


"2001"-24.27


"2002"-16.07


"2003"33.23


"2004"21.03

2005 23.79
2006 27.96

                              The Account's highest/lowest quarterly returns
                   during this
                              time period were:
                               HIGHESTQ2 '0317.25%
                               LOWEST Q3 '02-18.68%
LOGO

 The year-to-date return as of March 31, 2007 is 3.63%.

 (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006               PAST 1 YEAR               PAST 5 YEARS                PAST 10 YEARS
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 1 ...
                                                           27.96                      16.32                        8.67
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS 2
 /(2)/..........................................
                                                           27.71                      16.07                        8.39
 Citigroup BMI Global ex-US Index/(1)/ .........           27.28                      18.08                        9.44
 Morningstar Foreign Large Blend Category
 Average .......................................           24.80                      13.19                        7.36
 ///(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES/(1)// /
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2006               CLASS 1                   CLASS 2 /(2)/
 Management Fees..........................            0.84%                        0.84%
 12b-1 Fees ..............................             N/A                         0.25
 Other Expenses...........................            0.07                         0.07
                                                      ----                         ----
   TOTAL ANNUAL ACCOUNT OPERATING EXPENSES            0.91%                        1.16%
 ///(1) ///Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.04% for Class 1 shares and 1.29% for Class 2 shares.
 ///(//2//) //
  /The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                                                         1     3     5      10
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS
 1                                                    $ 93  $197  $411  $1,027
 DIVERSIFIED INTERNATIONAL ACCOUNT - CLASS
 2                                                     118   250   520   1,291

EQUITY INCOME ACCOUNT I

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a relatively high level of current income and long-term growth of income and capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors who seek dividends to be reinvested for growth and who can accept fluctuations in the value of investments and the risks of investing in REIT securities, below-investment grade bonds, or foreign securities.

MAIN STRATEGIES AND RISKS
The Account invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes)) in dividend-paying common stocks and preferred stocks. The Account may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Account may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may purchase or sell U.S. government securities or collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total net assets. The Account may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Account may write (sell) and purchase covered call options. The Account may invest up to 25% of its assets in securities of foreign issuers.

The Account's investments may also include convertible securities, repurchase agreements, American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs").


In selecting investments for the Account, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in "value" stocks currently selling for less than Edge believes they are worth.

Among the principal risks of investing in the Account are:

                                                                                    .
                                                            .Real Estate              U.S. Government Securities
  . Equity Securities Risk                                    Securities Risk         Risk
  . Fixed-Income Securities Risk                            . Value Stock Risk      . Derivatives Risk
                                                            .Foreign Securities
  . Underlying Fund Risk                                      Risk                  . Exchange Rate Risk
                                                            .High Yield
                                                              Securities Risk       . Prepayment Risk
  . U.S. Government Sponsored Securities Risk

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1999"2.49

"2000"17.19


"2001"7.92


"2002"-12.51


"2003"30.1


"2004"19.12
2005 10.27
2006 18.16

                              The Account's highest/lowest quarterly returns
                   during this
                              time period were:
                               HIGHEST Q2 '03 15.69%
                               LOWEST  Q3 '02 -14.67%
LOGO

 The year-to-date return as of March 31, 2007 is 1.50%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31,            PAST 1 YEAR               PAST 5 YEARS                LIFE OF ACCOUNT /(2)/
  2006
 EQUITY INCOME ACCOUNT I - CLASS 1 .....           18.16                      12.06                           10.40
 EQUITY INCOME ACCOUNT I - CLASS 2 .....           17.85                      11.77                           10.14
 S&P 500 Index /(//3//)/ ...............           15.79                       6.19                            4.48
 S&P 500/Citigroup Value Index /(//3//)/           20.80                      10.43                            6.11
 Morningstar Large Value Category
 Average................................           18.18                       8.38                            6.17
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge Asset Management, Inc. (f/k/a WM Advisors, Inc.) and its affiliates to limit the Account's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/
  Index performance does not reflect deductions for fees, expenses or taxes. Until December 16, 2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)//(2)/

  FOR THE PERIOD ENDING DECEMBER 31, 2006                                          CLASS 1                       CLASS 2
 Management Fees.......................................................             0.49%                         0.49%
 12b-1 Fees............................................................              N/A                          0.25
 Other Expenses........................................................             0.04                          0.04
                                                                                    ----                          ----
                                TOTAL ANNUAL ACCOUNT OPERATING EXPENSES             0.53%                         0.78%

 /(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 /(2)/The Manager has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.66% for Class 1 shares and 0.91% for Class 2 Shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------
                                                   1     3     5    10
 EQUITY INCOME ACCOUNT I - CLASS 1              $54   $170  $296  $665
 EQUITY INCOME ACCOUNT I - CLASS 2               80    249   433   966

GROWTH ACCOUNT

SUB-ADVISOR(S): Columbus Circle Investors ("CCI")

OBJECTIVE: The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000/(R)/ Growth Index (as of March 31, 2007 this range was between approximately $1.2 billion and $432.3 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in foreign securities. The Account may engage in certain options transactions, for the purpose of portfolio hedging, and may invest in Initial Public Offerings.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.


Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI seeks to select companies that meet the criteria of positive momentum in a company's progress and positive surprise in reported results.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .
    Underlying Fund Risk  . Active Trading Risk   . Growth Stock Risk
                          .Foreign Securities     .Initial Public Offerings
  . Exchange Rate Risk      Risk                    Risk



CCI became the Account's Sub-Advisor on January 5, 2005.

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1997"26.96


"1998"21.36


"1999"16.43


"2000"-10.15


"2001"-25.5


"2002"-29.07


"2003"26.46


"2004"9.38
2005 12.09
2006 9.92

                              The Account's highest/lowest quarterly returns
                   during this
                              time period were:
                               HIGHESTQ4 '9821.35%
                               LOWEST Q1 '01-23.55%
LOGO

 The year-to-date return as of March 31, 2007 is 1.10%.

 (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006               PAST 1 YEAR               PAST 5 YEARS                PAST 10 YEARS
 GROWTH ACCOUNT - CLASS 1 ......................
                                                            9.92                      3.87                         3.80
 GROWTH ACCOUNT - CLASS 2 /(2)/ ................
                                                            9.65                      3.61                         3.49
 Russell 1000 Growth Index/(1)/ ................            9.07                      2.69                         5.44
 Morningstar Large Growth Category Average .....            6.93                      2.88                         5.88
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 2, 1994 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES /(1)/
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2006                 CLASS 1                   CLASS 2 /(2)/
 Management Fees /(3)/ ......................           0.68%                        0.68%
 12b-1 Fees .................................            N/A                         0.25
 Other Expenses..............................           0.01                         0.01
                                                        ----                         ----
      TOTAL ANNUAL ACCOUNT OPERATING EXPENSES           0.69%                        0.94%
 / //(1)/Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80% for Class 1 shares and 1.05% for Class 2 shares.
 / //(2)/
  The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 / //(//3//)/
  Expense information has been restated to reflect current fees. The Account's management fees were increased effective January
  8, 2007.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                             NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------------------
                                                                      1     3     5     10
 GROWTH ACCOUNT - CLASS 1                                          $70   $150  $314   $788
 GROWTH ACCOUNT - CLASS 2                                           96    204   424  1,059

INCOME ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a high level of current income consistent with preservation of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in "junk bonds," foreign securities, and REIT securities.

MAIN STRATEGIES AND RISKS
Under normal circumstances, the Account invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may also invest in convertible securities and REIT securities.

The Account may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Account may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Account may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options. The Account may lend its portfolio securities to brokers, dealers and other financial institutions. The Account may use futures, options, swaps and derivative instruments to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.

Among the principal risks of investing in the Account are:

  .Fixed-Income                                    .Real Estate Securities
    Securities Risk        . Derivatives Risk        Risk
                           .
  . Exchange Rate Risk       Underlying Fund Risk  . Foreign Securities Risk
                                                   .
                           .High Yield               U.S. Government Securities
  . Prepayment Risk          Securities Risk         Risk
  .U.S. Government         .Portfolio Duration
    Sponsored Securities     Risk
    Risk



An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1997    11.35
1998    7.45
1999    -2.16
2000    10.45
2001    8.08
2002    9.61
2003    9l78
2004    5.56
2005    2.40
2006    4.90

                              The Account's highest/lowest quarterly returns
                    during this
                              time period were:
                               HIGHEST Q2 '03  5.00%
                               LOWEST  Q2 '04  -2.66%
LOGO

 The year-to-date return as of March 31, 2007 is 1.61%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006               PAST 1 YEAR               PAST 5 YEARS                PAST 10 YEARS
 INCOME ACCOUNT - CLASS 1 ......................
                                                            4.90                      6.41                         6.67
 INCOME ACCOUNT - CLASS 2 ......................            4.59                      6.13                         6.39
 Citigroup Broad Investment-Grade Bond Index
 /(//2//)/ .....................................            4.33                      5.10                         6.26
 Morningstar Intermediate-Term Bond Category
 Average .......................................            4.11                      4.61                         5.51
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. Class 1 shares began operations on May 7, 1993, and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//2//)/ Index performance does not reflect deductions for fees, expenses or taxes.

FEES AND EXPENSES OF THE ACCOUNT

 These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)//(2)/

  FOR THE PERIOD ENDING DECEMBER 31, 2006                                     CLASS 1                          CLASS 2
 Management Fees.................................................              0.50%                            0.50%
 12b-1 Fees......................................................               N/A                             0.25%
 Other Expenses..................................................              0.02                             0.02
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.52%                            0.77%
 ///(1)/
   The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
 Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.55% for Class 1 shares and 0.80% for Class 2 shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                                1     3     5    10
 INCOME ACCOUNT - CLASS
 1                                           $53   $167  $291  $653
 INCOME ACCOUNT - CLASS
 2                                            79    246   428   954

LARGECAP BLEND ACCOUNT

SUB-ADVISOR(S): T. Rowe Price Associates, Inc. ("T. Rowe Price")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

MAIN STRATEGIES AND RISKS
The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of March 31, 2007 this range was between approximately $1.5 billion and $429.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range. In addition, the Account has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.


T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Account securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.


A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (LargeCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities
    Risk                  . Value Stock Risk      . Growth Stock Risk
  . Exchange Rate Risk



T. Rowe Price became the Account's Sub-Advisor on March 9, 2004.

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"2003"23.76

"2004"10.36
2005 4.74
2006 15.72


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ2 '0314.07%
LOGO                           LOWEST  Q1 '03  -3.91%


 The year-to-date return as of March 31, 2007 is 0.24%.

 (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                            PAST 1 YEAR                     LIFE OF ACCOUNT/(2)/
 LARGECAP BLEND ACCOUNT - CLASS 1 .........................             15.72                                7.46
 LARGECAP BLEND ACCOUNT - CLASS 2 .........................             15.43                                7.28
 S&P 500 Index/(1)/ .............. ........................             15.79                                8.35
 Morningstar Large Blend Category Average .................             14.12                                7.84
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 2002 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES/(1)// /
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2006                                  CLASS 1                          CLASS 2 /(2)/
 Management Fees...........................................              0.75%                               0.75%
 12b-1 Fees................................................               N/A                                0.25
 Other Expenses............................................              0.01                                0.01
                                                                         ----                                ----
                    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.76%                               1.01%
 ///(1)/Principal has contractually agreed to limit the Account' s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.78% for Class 1 shares and 1.03% for Class 2 shares.
 ///(//2//)/
  The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------
                                                                  1     3     5     10
 LARGECAP BLEND ACCOUNT - CLASS 1                              $78   $243  $422   $942
 LARGECAP BLEND ACCOUNT - CLASS 2                              103    322   558  1,236

MIDCAP STOCK ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide long-term capital appreciation.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth and the risk of investing in REIT and foreign securities.

MAIN STRATEGIES AND RISKS
The Account invests primarily in common stocks of U.S. companies. Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of March 31, 2007 ranged between approximately $500 million and $14.3 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account may invest up to 20% of its assets in real estate investment trust ("REIT") securities. The Account may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may also invest in money market instruments for temporary or defensive purposes.


The Account may purchase or sell U.S. government securities and collateralized mortgage obligations on a "when-issued" or "delayed-delivery" basis in an aggregate of up to 20% of the market value of its total assets. The Account may invest up to 25% of its assets in the securities of foreign issuers.


In selecting investments for the Account, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Account will not necessarily dispose of a security merely because its issuer's market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks of investing in the Account are:

                                                      .
                              .Foreign Securities       Market Segment (MidCap)
  . Equity Securities Risk      Risk                    Risk
                              .Real Estate
  . Small Company Risk          Securities Risk       . Derivatives Risk
                                                      .
                                                        Fixed-Income Securities
  . Underlying Fund Risk      . Exchange Rate Risk      Risk
                              .High Yield
  . MidCap Stock Risk           Securities Risk       . Prepayment Risk
  .U.S. Government
    Securities Risk

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"2001"11.99

"2002"-10.35


"2003"27.73


"2004"14.59
2005 13.39
2006 16.88

                              The Account's highest/lowest quarterly returns
                   during this
                              time period were:
                               HIGHEST Q4 '01 14.46%
                               LOWEST  Q3 '02 -13.54%
LOGO

 The year-to-date return as of March 31, 2007 is 3.89%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                             PAST 1 YEAR
 MIDCAP STOCK ACCOUNT - CLASS 1 ........................................
                                                                                         16.88
 MIDCAP STOCK ACCOUNT - CLASS 2 ........................................
                                                                                         16.56
 S&P MidCap 400 Index /(//3//)/ ........................................                 10.32
 Morningstar Mid-Cap Blend Category Average ............................                 13.92
 ///(//1//)/ Performance reflects the performance of the predecessor fund.
 ///(//2//)/
  Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of
  Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the
  Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                             PAST 5 YEARS
 MIDCAP STOCK ACCOUNT - CLASS 1 ........................................                 11.70

 MIDCAP STOCK ACCOUNT - CLASS 2 ........................................                 11.43

 S&P MidCap 400 Index /(//3//)/ ........................................                 10.89
 Morningstar Mid-Cap Blend Category Average ............................                 10.51
 ///(//1//)/ Performance reflects the performance of the predecessor fund.
 ///(//2//)/
  Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of
  Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the
  Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                  LIFE OF ACCOUNT /(2)/
 MIDCAP STOCK ACCOUNT - CLASS 1 ........................................           13.20

 MIDCAP STOCK ACCOUNT - CLASS 2 ........................................           12.94

 S&P MidCap 400 Index /(//3//)/ ........................................            9.22
 Morningstar Mid-Cap Blend Category Average ............................            8.57
 ///(//1//)/ Performance reflects the performance of the predecessor fund.
 ///(//2//)/
  Class 1 shares began operations on May 1, 2000 and Class 2 shares began operations on May 1, 2001. The returns for Class 2 shares for the periods prior to May 1, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of
  Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the
  Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or ta

FEES AND EXPENSES OF THE ACCOUNT

 These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)//(2)/

  FOR THE PERIOD ENDING DECEMBER 31, 2006                                     CLASS 1                          CLASS 2
 Management Fees.................................................              0.75%                            0.75%
 12b-1 Fees......................................................               N/A                             0.25%
 Other Expenses..................................................              0.01                             0.01
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.76%                            1.01%

 /(1)/ The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 /(2)/Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80% for Class 1 shares and 1.05% for Class 2 shares.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                               1     3     5     10
 MIDCAP STOCK ACCOUNT - CLASS 1             $78   $243  $422   $942
 MIDCAP STOCK ACCOUNT - CLASS 2             103    322   558  1,236

MONEY MARKET ACCOUNT

SUB-ADVISOR(S): Principal Global Investors, LLC ("PGI")

OBJECTIVE: The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk. As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MAIN STRATEGIES AND RISKS
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the redemption of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or, . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

Among the principal risks of investing in the Account are:

  .
    Municipal Securities
    Risk                                               .U.S. Government
  .Fixed-Income           .Eurodollar and Yankee         Sponsored Securities
    Securities Risk         Obligations Risk             Risk



PGI has been the Account's Sub-Advisor since its inception.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES)

"1997"5.25


"1998"5.2


"1999"4.86


"2000"6.07


"2001"3.92


"2002"1.42


"2003"0.74


"2004"0.92
2005 2.69
2006 4.67

                              The Account's highest/lowest quarterly returns
                    during this
                              time period were:
                               HIGHEST Q3 AND Q4 '00     1.56%
                               LOWEST  Q2 '04 THROUGH Q4 '03   0.15%
LOGO

 The year-to-date return as of March 31, 2007 is 1.21%.

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       PAST 1 YEAR            PAST 5 YEARS             PAST 10 YEARS
 MONEY MARKET ACCOUNT - CLASS 1 . .......................
                                                                   4.67                    2.08                     3.56
 MONEY MARKET ACCOUNT - CLASS 2 /(2)/ ...................          4.35                    1.71                     3.21
 Lehman Brothers U.S. Treasury Bellwethers 3 Month Index/
 //(1)/..................................................          4.86                    2.42                     3.84
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(//2//)/
  Class 1 shares began operations on March 18, 1983 and Class 2 shares began operations on January 8, 2007. The returns for Class
  2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
  To obtain the Account's current yield information, call 1-800-247-4123

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES /(1)/
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2006               CLASS 1                   CLASS 2 /(2)/
 Management Fees................                      0.48%                        0.48%
 12b-1 Fees.....................                       N/A                         0.25
 Other Expenses.................                      0.01                         0.01
                                                      ----                         ----
   TOTAL ANNUAL ACCOUNT OPERATING EXPENSES            0.49%                        0.74%
 ///(1) //
  /Principal has contractually agreed to limit the Account' s expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.72% for Class 1 shares and 0.97% for Class 2 shares.
 ///(//2//) //
  /The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 MONEY MARKET ACCOUNT - CLASS 1             $50   $157  $274  $616
 MONEY MARKET ACCOUNT - CLASS 2              76    237   411   918

MORTGAGE SECURITIES ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide a high level of current income consistent with safety and liquidity.

INVESTOR PROFILE: The Account may be appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Account invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Account may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Account may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury.


The Account invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Account also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.


Among the principal risks of investing in the Account are:

  .Fixed-Income
    Securities Risk        . Derivatives Risk          . Prepayment Risk
  .Portfolio Duration      .U.S. Government
    Risk                     Securities Risk           . Underlying Fund Risk
  .U.S. Government         .Credit and Counterparty
    Sponsored Securities     Risk
    Risk



An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1997    9.42
1998    7.03
1999    0.51
2000    9.73
2001    7.79
2002    8.87
2003    2.14
2004    3.78
2005    2.27
2006    4.45



                               The Account's highest/lowest quarterly returns
                     during this
                               time period were:
                                HIGHEST Q3 '01  4.25%
                                LOWEST  Q2 '04  -1.26%
 LOGO

  The year-to-date return as of March 31, 2007 is 1.54%.

 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006             PAST 1 YEAR                PAST 5 YEARS                 PAST 10 YEARS
 MORTGAGE SECURITIES ACCOUNT - CLASS 1 ......            4.45                        4.27                         5.55
 MORTGAGE SECURITIES ACCOUNT - CLASS 2 ......            4.22                        4.03                         5.30
 Citigroup Mortgage Index /(//2//)/ .........            5.17                        4.90                         6.18
 Morningstar Short Government Category
 Average ....................................            3.66                        2.93                         4.46
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The Fund's performance in 1998 benefited from the agreement of
  Edge Asset Management and its affiliates to limit the Fund's expenses. On March 1, 2004, the investment policies of the predecessor Fund were modified. As a result, the predecessor Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place. Class 1 shares began operations on May 6, 1993 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of
  Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the
  Class 1 shares.
 ///(//2//)/ Index performance does not reflect deductions for fees, expenses, or taxes.

FEES AND EXPENSES OF THE ACCOUNT

 These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED)/(1)//(2)/

  FOR THE YEAR ENDED DECEMBER 31, 2006                                       CLASS 1                           CLASS 2
 Management Fees...............................................               0.50%                             0.50%
 12b-1 Fees....................................................                N/A                              0.25
 Other Expenses................................................               0.01                              0.01
                                                                              ----                              ----
                        TOTAL ANNUAL ACCOUNT OPERATING EXPENSES               0.51%                             0.76%
 ///(1)//
  // /The estimated expenses shown in the table are intended to reflect those that will be in the effect on any ongoing basis.
 /(//2)////
  /Principal has contractually agreed to limit the Account's expenses attributable to Class 1 shares and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.54% for Class 1 shares and 0.79% for Class 2 shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                          NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------
                                                       1     3     5    10
 MORTGAGE SECURITIES ACCOUNT - CLASS 1              $52   $164  $285  $640
 MORTGAGE SECURITIES ACCOUNT - CLASS 2               78    243   422   942

REAL ESTATE SECURITIES ACCOUNT

SUB-ADVISOR(S): Principal Real Estate Investors, LLC ("Principal - REI")

OBJECTIVE: The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

INVESTOR PROFILE: The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

MAIN STRATEGIES AND RISKS
Under normal market conditions, the Account invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Account may invest in smaller capitalization companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Sub-Advisor focuses on equity
REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies. The Account is "non-diversified," which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Account is subject to non-diversification risk.

Among the principal risks of investing in the Account are:

  .Equity Securities
    Risk                   . Derivatives Risk       . Small Company Risk
  .Foreign Securities                               .Real Estate Securities
    Risk                   . Exchange Rate Risk       Risk
  . Sector Risk            . Underlying Fund Risk   . Active Trading Risk
                           .Non-Diversification
  . Prepayment Risk          Risk



Principal - REI has been the Account's Sub-Advisor since its inception.

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1999"-4.48

"2000"30.97


"2001"8.75


"2002"7.72


"2003"38.91


"2004"34.53
2005 15.85
2006 36.61

                              The Account's highest/lowest quarterly returns
                   during this
                              time period were:
                               HIGHESTQ4 '0417.84%
                               LOWEST Q3 '99-8.40%
LOGO

 The year-to-date return as of March 31, 2007 is 1.99%.

 (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006           PAST 1 YEAR             PAST 5 YEARS               LIFE OF ACCOUNT /(2)/
 REAL ESTATE SECURITIES ACCOUNT - CLASS 1....          36.61                    26.08                          17.51
 REAL ESTATE SECURITIES ACCOUNT - CLASS 2....          36.26                    25.79                          17.28
 MSCI US REIT Index/(1)/ ......... ..........          35.92                    23.22                          15.03
 Morningstar Specialty - Real Estate Category
 Average.....................................          33.61                    22.98                          14.98
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES/ //(1)/
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS

  FOR THE YEAR ENDED DECEMBER 31, 2006               CLASS 1                   CLASS 2/(2)/
 Management Fees...........................           0.87%                       0.87%
 12b-1 Fees ...................... ........            N/A                        0.25
 Other Expenses .................. ........           0.00                        0.00
                                                      ----                        ----
    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES           0.87%                       1.12%
 /(1)/Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class 1 shares and 1.15% for Class 2 shares.
 ///(2)/
  The expenses shown for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.

 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                            NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------------------
                                                         1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT - CLASS 1             $89   $278  $482  $1,073
 REAL ESTATE SECURITIES ACCOUNT - CLASS 2             114    356   617   1,363

SHORT-TERM INCOME ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

MAIN STRATEGIES AND RISKS
The Account invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (''NRSRO'') or, in the opinion of Edge, are of comparable quality (''investment-grade''). Under normal circumstances, the Account maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Account's investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Account may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Account may invest up to 5% of its assets in preferred stock. The Account may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Account may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Account may borrow money, enter into reverse repurchase agreements, and/or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Account may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.


Among the principal risks of investing in the Account are:

  .Fixed-Income Securities
    Risk                      . Derivatives Risk      . Underlying Fund Risk
  .U.S. Government            .Portfolio Duration
    Securities Risk             Risk                  . Prepayment Risk
                                                      .Real Estate Securities
  . Foreign Securities Risk   . Exchange Rate Risk      Risk
  .U.S. Government
    Sponsored Securities
    Risk

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

1997    5.90
1998    5.28
1999    2.89
2000    8.23
2001    8.15
2002    6.26
2003    5.52
2004    2.07
2005    1.64
2006    4.59



                               The Account's highest/lowest quarterly returns
                     during this
                               time period were:
                                HIGHEST Q3 '01  3.20%
                                LOWEST  Q2 '04  -1.41%
 LOGO

  The year-to-date return as of March 31, 2007 is 1.19%.


 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006                       PAST 1 YEAR            PAST 5 YEARS             PAST 10 YEARS
 SHORT-TERM INCOME ACCOUNT - CLASS 1 ....................          4.59                    4.00                     5.03
 SHORT-TERM INCOME ACCOUNT - CLASS 2 ....................          4.24                    3.77                     4.79
 Citigroup Broad Investment-Grade Credit 1-3 Years Index
 /(//2//)/ ..............................................          4.88                    4.12                     5.61
 Morningstar Short-Term Bond Category Average ...........          4.01                    3.15                     4.59
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance between 1996 and 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses. Class 1 shares began operations on January 12, 1994 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of
  Class 2 shares. The adjustments results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//2//)/ Index performance does not reflect deductions for fees, expenses, or taxes.

 /(1)/

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED) /(1)//(2)///

  FOR THE YEAR ENDED DECEMBER 31, 2006                                        CLASS 1                          CLASS 2
 Management Fees.................................................              0.50%                            0.50%
 12b-1 Fees......................................................               N/A                             0.25
 Other Expenses..................................................              0.03                             0.03
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.53%                            0.78%
 ///(1) /The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 /(2)/Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.61% for Class 1 shares and 0.86% for Class 2 shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 SHORT-TERM INCOME
 ACCOUNT - CLASS 1                       $54   $170  $296  $665
 SHORT-TERM INCOME
 ACCOUNT - CLASS 2                        80    249   433   966

SMALLCAP GROWTH ACCOUNT

SUB-ADVISOR(S): UBS Global Asset Management (Americas), Inc. ("UBS Global AM"),
          Emerald Advisers, Inc. ("Emerald"), and Essex Investment Management Company, LLC ("Essex")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

MAIN STRATEGIES AND RISKS
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000/(R)/ Growth Index at the time of purchase (as of March 31, 2007, this range was between approximately $50 million and $3.8 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


UBS Global AM may, but is not required to, use derivative instruments ("derivatives") for risk management purposes or as part of the Account's investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Account may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Account, to replace more traditional direct investments, or to obtain exposure to certain markets.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


Essex selects stocks of companies that are exhibiting accelerating growth in earnings and that Essex believes are undervalued relative to each company's future growth potential. Ordinarily, the Account will invest in companies from all sectors of the market based on Essex's fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Account will sell a stock if the earnings growth decelerates, or if the valuation is no longer attractive relative to Essex's long-term growth expectations.


Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Growth Stock Risk       Risk
  . Exchange Rate Risk    . Small Company Risk    . Sector Risk
  . MidCap Stock Risk

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. Emerald was added as an additional Sub-Advisor on August 26, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR

"1999 "95.69

"2000"-13.91


"2001"-32.01


"2002"-45.85


"2003 "45.64
2004 11.24
2005 6.67
2006 8.97

                               The Account's highest/lowest quarterly returns
                  during this
                               time period were:
                                HIGHESTQ4 '9959.52%
                                LOWEST Q3 '01-37.66%
 LOGO

  The year-to-date return as of March 31, 2007 is 4.07%.

  (CLASS 1 SHARES)

 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006        PAST 1 YEAR              PAST 5 YEARS                 LIFE OF ACCOUNT/(2)/
 SMALLCAP GROWTH ACCOUNT - CLASS 1.......            8.97                     0.39                                      2.15
 SMALLCAP GROWTH ACCOUNT - CLASS 2.......            8.69                     0.10                                      1.91
 Russell 2000 Growth Index/(1)/ .........           13.35                     6.93                                      2.76
 Morningstar Small Growth Category
 Average.................................           10.50                     6.12                                      6.77
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS /(1)/

  FOR THE YEAR ENDED DECEMBER 31, 2006                                  CLASS 1                          CLASS 2 /(2)/
 Management Fees...........................................              1.00%                               1.00%
 12b-1 Fees................................................               N/A                                0.25
 Other Expenses............................................              0.02                                0.02
                                                                         ----                                ----
                    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              1.02%                               1.27%

 /(//1//)////
  /Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.02% for Class 1 shares and 1.27% for Class 2 shares.

 /(//2//)///
  The expenses for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------------------
                                                                  1     3     5      10
 SMALLCAP GROWTH ACCOUNT - CLASS 1                             $104  $325  $563  $1,248
 SMALLCAP GROWTH ACCOUNT - CLASS 2                              129   403   697   1,534

SMALLCAP VALUE ACCOUNT

SUB-ADVISOR(S): Mellon Equity Associates, LLP ("Mellon Equity") and J.P. Morgan
          Investment Management, Inc. ("J.P. Morgan")

OBJECTIVE: The Account seeks long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

MAIN STRATEGIES AND RISKS
The Account invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000/(R)/ Value Index (as of March 31, 2007, this range was between approximately $50 million and $3.8 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 25% of the Account's assets may be invested in foreign securities. The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.

The J.P. Morgan investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends with attractive relative valuations. We then use a quadratic optimization to create a portfolio of well-diversified, compensated bets that seeks to deliver consistent returns with style characteristics similar to the Russell 2000 Value Index. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets our original investment thesis (strong trends with attractive relative valuation). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that the alpha of the strategy is not unduly encumbered by trading costs.


The J.P. Morgan process seeks to generate excess returns purely through stock selection. As a result, the portfolio tends to be largely sector neutral.


The portion of the Account managed by J.P. Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.


In selecting investments for the Account, Mellon Equity uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.


Rather than using broad economic or market trends, Mellon Equity selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Account's assets managed by Mellon Equity are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.


Since the Account has a long-term investment perspective, Mellon Equity does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.

Among the principal risks of investing in the Account are:

  .Equity Securities                              .Market Segment (SmallCap)
    Risk                  . Derivatives Risk        Risk
  .Foreign Securities                             .Initial Public Offerings
    Risk                  . Value Stock Risk        Risk
  . Exchange Rate Risk    . Small Company Risk    . Sector Risk
                          .
  . MidCap Stock Risk       Underlying Fund Risk



J.P. Morgan has been the Account's Sub-Advisor since its inception. On August 8, 2005, Mellon Equity also became Sub-Advisor to the Account.


An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1)

"1999 "21.45

"2000 "23.87


"2001"6.25


"2002"-8.86


"2003 "50.61


"2004 "23.08
2005 6.22
2006 18.64

                               The Account's highest/lowest quarterly returns
                     during this
                               time period were:
                                HIGHESTQ2 '0323.76%
                                LOWEST  Q3 '02  -17.74%
 LOGO

  The year-to-date return as of March 31, 2007 is 1.77%.


 AVERAGE ANNUAL TOTAL RETURNS (%)

  FOR THE PERIODS ENDED DECEMBER 31, 2006         PAST 1 YEAR             PAST 5 YEARS                 LIFE OF ACCOUNT/(2)/
 SMALLCAP VALUE ACCOUNT - CLASS 1  ........
                                                     18.64                    16.31                                    13.02
 SMALLCAP VALUE ACCOUNT - CLASS 2  ........
                                                     18.33                    16.09                                    12.84
 Russell 2000 Value Index/(1)/ ... ........          23.48                    15.38                                    10.75
 Morningstar Small Value Category Average .          16.27                    13.85                                    10.46
 /(1)/ Index performance does not reflect deductions for fees, expenses, or taxes.
 /(2)/
  Class 1 shares began operations on May 1, 1998 and Class 2 shares began operations on January 8, 2007. The returns for Class 2 shares for the periods prior to January 8, 2007 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM ACCOUNT ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS /(1)/

  FOR THE YEAR ENDED DECEMBER 31, 2006                                  CLASS 1                          CLASS 2 /(2)/
 Management Fees...........................................              1.08%                               1.08%
 12b-1 Fees................................................               N/A                                0.25
 Other Expenses............................................              0.03                                0.03
                                                                         ----                                ----
                    TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              1.11%                               1.36%
 Expense Reimbursement
 /............................../..........................              0.10                                0.10
                                                                         ----                                ----
                                               NET EXPENSES              1.01%                               1.26%
 ///(//1//)/
 ////Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limits will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.01% for Class 1 shares and 1.26% for Class 2 shares.

 /(//2//)/////
  The expenses for Class 2 are estimated. The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------------
                                                  1     3     5      10
 SMALLCAP VALUE ACCOUNT - CLASS 1              $103  $340  $599  $1,340
 SMALLCAP VALUE ACCOUNT - CLASS 2               128   418   732   1,624

WEST COAST EQUITY ACCOUNT

SUB-ADVISOR(S): Edge Asset Management, Inc. (formerly known as WM Advisors,
         Inc.) ("Edge")

OBJECTIVE: The Account seeks to provide long-term growth of capital.

INVESTOR PROFILE: The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth, as well as the risks of investing in below-investment grade bonds and REIT securities.

MAIN STRATEGIES AND RISKS
Under normal circumstances, at least 80% of the Account's net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Account which could be adversely impacted by economic trends within this four-state area.

The Account may invest up to 20% of its assets in both REIT securities and below-investment-grade fixed-income securities (sometimes called "junk bonds"). The Account may also invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.


In selecting investments for the Account, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company's business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks of investing in the Account are:

                                                      .
  . Equity Securities Risk   . Exchange Rate Risk       Foreign Securities Risk
  .Geographic                .Real Estate
    Concentration Risk         Securities Risk        . MidCap Stock Risk
  .High Yield Securities
    Risk                     . Small Company Risk     . Underlying Fund Risk
  . Prepayment Risk

An Account's past performance is not necessarily an indication of how the Account will perform in the future. Performance figures for the Accounts do not include any separate account expenses, cost of insurance, or other contract-level expenses. Total returns for the Accounts would be lower if such expenses were included.


 CALENDAR YEAR TOTAL RETURNS (%) AS OF DECEMBER 31 EACH YEAR (CLASS 1 SHARES) /(1) /

"1999"40.37

"2000"6.3


"2001"6.88


"2002"-22.55


"2003"43.35


"2004"13.03
2005 8.57
2006 12.03

                               The Account's highest/lowest quarterly returns
                     during this
                               time period were:
                                HIGHEST Q2 '01  30.34%
                                LOWEST  Q3 '01  -25.94%
 LOGO

  The year-to-date return as of March 31, 2007 is 1.33%.


 AVERAGE ANNUAL TOTAL RETURNS (%) /(1)/

  FOR THE PERIODS ENDED DECEMBER 31, 2006                                              PAST 1 YEAR
 WEST COAST EQUITY ACCOUNT - CLASS 1  ...................................                 12.03
 WEST COAST EQUITY ACCOUNT - CLASS 2  ...................................                 11.75
 Russell 3000 Index /(//3//)/ ...........................................                 15.72
 Morningstar Mid-Cap Blend Category Average                                               13.92
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                              PAST 5 YEARS
 WEST COAST EQUITY ACCOUNT - CLASS 1  ...................................                   8.83
 WEST COAST EQUITY ACCOUNT - CLASS 2  ...................................                   8.56
 Russell 3000 Index /(//3//)/ ...........................................                   7.17
 Morningstar Mid-Cap Blend Category Average                                                10.51
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or taxes.
  FOR THE PERIODS ENDED DECEMBER 31, 2006                                          LIFE OF ACCOUNT/(2)/
 WEST COAST EQUITY ACCOUNT - CLASS 1  ...................................                           11.95
 WEST COAST EQUITY ACCOUNT - CLASS 2  ...................................                           11.68
 Russell 3000 Index /(//3//)/ ...........................................                            4.97
 Morningstar Mid-Cap Blend Category Average                                                          9.37
 ///(//1//)/
  Performance reflects the performance of the predecessor fund. The predecessor fund's performance in 1998 benefited from the agreement of Edge and its affiliates to limit the predecessor fund's expenses.
 ///(//2//)/
  Class 1 shares began operations on April 28, 1998 and Class 2 shares began operations on November 6, 2001. The returns for Class 2 shares for the periods prior to November 6, 2001 are based on the performance of Class 1 shares adjusted to reflect the fees and expenses of Class 2 shares. The adjustment results in performance for such periods that is no higher than the historical performance of the Class 1 shares.
 ///(//3//)/ Index performance does not reflect deductions for fees, expenses or t

FEES AND EXPENSES OF THE ACCOUNT
These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or fees were included, overall expenses would be higher and would lower the Account's performance.

 ANNUAL ACCOUNT OPERATING EXPENSES
 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS (ESTIMATED)/(1)//(2)/

  FOR THE YEAR ENDED DECEMBER 31, 2006                                        CLASS 1                          CLASS 2
 Management Fees.................................................              0.63%                            0.63%
 12b-1 Fees......................................................               N/A                             0.25
 Other Expenses..................................................              0.02                             0.02
                                                                               ----                             ----
                          TOTAL ANNUAL ACCOUNT OPERATING EXPENSES              0.65%                            0.90%
 ///(1)/
   The estimated expenses shown in the table are intended to reflect those that will be in effect on an ongoing basis.
 ///(2)/
 Principal has contractually agreed to limit the Account's expenses attributable to Class 1 and Class 2 shares and, if necessary, pay expenses normally payable by the Account, excluding interest expense, through the period ending April 29, 2008.
  The expense limit will maintain a total level of operating expenses, excluding interest expense, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.68% for Class 1 shares and 0.93% for Class 2 shares.


 EXAMPLE
 This Example is intended to help you compare the cost of investing in the Account with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The expenses shown below would not change, however, if you continued to hold all of your shares at the end of the periods shown. The Example also assumes that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------------
                                                     1     3     5     10
 WEST COAST EQUITY ACCOUNT - CLASS 1              $66   $208  $362   $810
 WEST COAST EQUITY ACCOUNT - CLASS 2               92    287   498  1,108

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The Statement of Additional Information contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES


MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Account if the counterparty should fail to return such securities to the Account upon demand or if the counterparty's collateral invested by the Account declines in value as a result of investment losses.

REVERSE REPURCHASE AGREEMENTS
An Account may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the repurchase agreement minimizes this effect.

CURRENCY CONTRACTS
The Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of the

Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts may invest in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Equity Income I, Income, MidCap Stock and West Coast Equity Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.


REAL ESTATE INVESTMENT TRUSTS
The Accounts, except the Money Market Account, may invest in real estate investment trust securities, herein referred to as "REITs." In addition, the Real Estate Securities Account typically invests a significant portion of its net assets in REITs.REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Account will be subject to the REIT's expenses, including management fees, and will remain subject to the Account's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.


INITIAL PUBLIC OFFERINGS ("IPOS")
Certain of the Accounts may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.

DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts(except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account.


The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the possibility that the counterparty may fail to perform its obligations.

EXCHANGE TRADED FUNDS (ETFS)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. An Account could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued, the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


An Account treats convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. An Account may invest in convertible securities without regard to their ratings.

FOREIGN INVESTING
As a principal investment strategy, the Diversified International Acount may invest in securities of foreign companies. The other Accounts (except the Mortgage Securities Account) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S. and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political, and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;

.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


GEOGRAPHIC CONCENTRATION
Potential investors in the West Coast Equity Account should consider the possibility of greater risk arising from the geographic concentration of their investments. The Account has more exposure to local or regional economic risks than Accounts that invest more broadly.

SMALL AND MEDIUM CAPITALIZATION COMPANIES
The Accounts (except Money Market) may invest in securities of companies with small- or mid-sized market capitalizations. The LargeCap Blend Account may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years of continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.


TEMPORARY DEFENSIVE MEASURES
From time to time, as part of its investment strategy, each Account (other than the Money Market Account which may invest in high quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Account is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, an Account may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Accounts that engage in active trading may have high portfolio turnover rates.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current net asset value ("NAV") per share. Each Account's NAV is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central
Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.


For all Accounts, except the Money Market Account, the NAV is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder proportionately into the classes of the Account
.. subtracting the liabilities of each class
.. dividing the remainder by the total number of shares owned in that class.

With respect to an Account that invests in other registered investment company Accounts and Funds (Principal LifeTime Accounts and SAM Portfolios), the Account's NAV is calculated based on the NAV of such other registered investment company Accounts and Funds in which the Account invests.


The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.


NOTES:

.. If market quotations are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing an Account's NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Account has adopted policies and procedures to "fair value" some or all securities held by an Account if significant events occur after the close of the market on which the foreign securities are traded but before the Account's NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Account's NAV will be calculated, using the policy adopted by the Account. These fair valuation procedures are intended to discourage shareholders from investing in the Account for the purpose of engaging in market timing or arbitrage transactions.

  The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Account may change on days when shareholders are unable to purchase or redeem shares.

.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The Accounts earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Accounts also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Accounts normally make dividends and capital gain distributions at least annually, in June. Dividends and capital gain distributions are automatically reinvested in additional shares of the Account making the distribution.


MANAGEMENT OF THE FUND


THE MANAGER
Principal Management Corporation ("Principal") serves as the manager for the Fund. In its handling of the business affairs of the Fund, Principal provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records.

Principal is a subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

THE SUB-ADVISORS
Principal has signed contracts with various Sub-Advisors. Under each Sub-Advisory agreement, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory service for a specific Account or Portfolio. For these services, the Sub-Advisor is paid a fee by Principal. The Statement of Additional Information provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in each of the Accounts or Portfolios.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.)
         ("Edge") is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 1201 Third Avenue, 8th Floor, Seattle, WA 98101.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           Equity Income I              Joseph T. Suty
           Income                       John R. Friedl
                                        Gary J. Pokrzywinski
           MidCap Stock                 Daniel R. Coleman
           Short-Term Income            Craig V. Sosey
           Mortgage Securities          Craig V. Sosey
           West Coast Equity            Philip M. Foreman




DANIEL R. COLEMAN . Mr. Coleman, First Vice President, Head of Equity Investment Team and Senior Portfolio Manager of Edge, leads a team of investment professionals that is responsible for the management of the Equity Accounts for which Edge serves as sub-advisor (Equity Income I, MidCap Stock, and West Coast Equity Accounts). Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.



PHILIP M. FOREMAN, CFA . Mr. Foreman, Vice President and Senior Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor West Coast Equity Fund since 2002. Mr. Foreman has been employed by Edge since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at Edge from 1991 until 1999.



JOHN R. FRIEDL, CFA . Mr. Friedl, Vice President and Portfolio Manager, has been co-manager of the predecessor Income Fund with Gary J. Pokrzywinski since March 2005. Mr. Friedl is responsible for the day-to-day management of the Income Account. He has been employed as an investment professional at Edge since August 1998.



GARY J. POKRZYWINSKI, CFA . Mr. Pokrzywinski, Chief Investment Officer, Senior Vice President, and Senior Portfolio Manager of Edge. Since March 2005, he has been responsible for co-managing the predecessor Income Fund with John Friedl. As co-manager of the Income Account, Mr. Pokrzywinski contributes to the establishment of the philosophy and long term structure of the Account. Between 1992 and March 2005 he had primary responsibility for the day-to-day management of the predecessor Income Fund. Mr. Pokrzywinski is also a member of the SAM Portfolios' Asset Allocation Team. Mr. Pokrzywinski has been employed by Edge since July 1992.



CRAIG V. SOSEY . Mr. Sosey, Vice President and Senior Portfolio Manager of Edge, has had primary responsibility for the day-to-day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.



JOSEPH T. SUTY, CFA . Mr. Suty, Vice President and Senior Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor Equity Income Fund since October 2005. Prior to joining Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Joseph W. Garner
                                        Kenneth G. Mertz
                                        Stacey L. Sears



The portfolio management and strategy team have long tenures at Emerald, with Ms. Sears joining Emerald in 1991, Mr. Mertz in 1992 and Mr. Garner in 1994.



JOSEPH W. GARNER . Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce's Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.



KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees' Retirement System (1985-1992). He earned a BA in Economics from Millersville University.


Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Essex Investment Management Company, LLC ("Essex") is a
         Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

                                        DAY-TO-DAY
           ACCOUNT                      FUND MANAGEMENT
           -------                      ---------------
           SmallCap Growth              Nancy B. Prial

NANCY B. PRIAL, CFA . Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("J.P. Morgan"), 245 Park
         Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. ("JPMorgan"), a bank holding company. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

The portfolio managers operate as a team, sharing responsibility for the day-to-day management of the portfolio, each strategy does, however, have lead portfolio managers with responsibility for implementing the insight of the team into individual portfolios.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Managing Director of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon").

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Ronald P. Gala
                                        Peter D. Goslin

RONALD P. GALA, CFA . Mr. Gala is a Senior Vice President and principal of Mellon Equity and joined the firm in 1993. Mr. Gala earned an MBA in Finance from the University of Pittsburgh and a BS in Business Administration from Duquesne University. He has earned the right to use the Chartered Financial Analyst designation.



PETER D. GOSLIN, CFA . Mr. Goslin is a Vice President and Portfolio Manager with Mellon Equity. Before joining Mellon Equity in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill's S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Principal Global Investors, LLC ("PGI") is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI's headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management for some of the Accounts listed below is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Diversified International    Paul H. Blankenhagen
                                        Juliet Cohn
                                        Christopher Ibach
           Money Market                 Tracy Reeg
                                        Alice Robertson




PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor's degree in Mathematics from Trinity College, Cambridge England.



CHRISTOPHER IBACH, CFA . Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor's degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

TRACY REEG. . Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.


SUB-ADVISOR: Principal Real Estate Investors, LLC ("Principal - REI"), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal - REI's address is 801 Grand Avenue, Des Moines, IA 50392.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Real Estate Securities       Kelly D. Rush




KELLY D. RUSH, CFA . As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Blend               Anna M. Dopkin
                                        Richard T. Whitney




ANNA M. DOPKIN, CFA . Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm's Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in it Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Ms. Dopkin serves as a portfolio coordinator for the Account. Instead of making stock selection decisions, she, along with Mr. Whitney, is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the Account.

RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm's Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Ms. Dopkin, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), a
         Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Growth              Paul A. Graham, Jr.
                                        David N. Wabnik




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

DUTIES OF PRINCIPAL AND SUB-ADVISORS
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Accounts have multiple Sub-Advisors. For those Accounts, Principal determines the portion of the Account's assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Account assets may be reallocated among Sub-Advisors.


FEES PAID TO THE MANAGER
Principal is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2006 was:

      Diversified International  0.84%     Mortgage Securities          N/A*
      Equity Income I            N/A*      Real Estate Securities       0.87%
      Growth                     0.60%**   Short-Term Income            N/A*
      Income                     N/A*      SmallCap Growth              1.00%
      LargeCap Blend             0.75%     SmallCap Value               1.08%
      MidCap Stock               N/A*      West Coast Equity            N/A*
      Money Market               0.48%


 * Each of the Accounts in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

 ** The Account's management fees have increased effective January 8, 2007.

                        FIRST $100  NEXT $100  NEXT $100  NEXT $100   OVER $400
       ACCOUNT           MILLION     MILLION    MILLION    MILLION     MILLION
       -------           -------     -------    -------    -------     -------
Equity Income I           0.60%       0.55%      0.50%      0.45%       0.40%


                             FIRST $500  NEXT $500  NEXT $1  NEXT $1   OVER $3
          ACCOUNT             MILLION     MILLION   BILLION  BILLION   BILLION
          -------             -------     -------   -------  -------   -------
Growth                         0.68%       0.63%     0.61%    0.56%     0.51%


          ACCOUNT                FIRST $2 BILLION          OVER $2 BILLION
          -------                ----------------          ---------------
Income                                0.50%                     0.45%
Mortgage Securities                   0.50                      0.45


                                FIRST $1    NEXT $1     NEXT $1      OVER $3
           ACCOUNT              BILLION     BILLION     BILLION      BILLION
           -------              -------     -------     -------      -------
MidCap Stock                     0.75%       0.70%       0.65%        0.60%


                                 FIRST $200      NEXT $300        OVER $500
           ACCOUNT                MILLION         MILLION          MILLION
           -------                -------         -------          -------
Short-Term Income                  0.50%           0.45%            0.40%


                                    FIRST $500                OVER $500
          ACCOUNT                    MILLION                   MILLION
          -------                    -------                   -------
West Coast Equity                     0.625%                   0.500%

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended June 30, 2006 and in the annual report to shareholders for the fiscal year ended December 31, 2006.

The Fund and Principal, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Account that is relying on that order, Principal may:
.. hire one or more Sub-Advisors;
.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

Principal will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the other purchasers, and the Account states in its prospectus that it intends to rely on the order.

The shareholders of each of the Accounts have approved the Account's reliance on the order; however, only the LargeCap Blend, SmallCap Growth and SmallCap Value Accounts intend to rely on the order.


DISTRIBUTION PLAN AND ADDITIONAL INFORMATION
REGARDING INTERMEDIARY COMPENSATION

The Fund has adopted a 12b-1 Plan for the Class 2 shares of some of the Accounts. Under the 12b-1 Plan, each Account may make payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. The amounts payable by the Accounts under the Rule 12b-1 Plan need not be directly related to expenses. If the Distributor's actual expenses are less than the fees it receives, the Distributor will keep the full amount of the fees. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Accounts and may cost more than paying other types of sales charges.


The maximum annualized Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Class 2 shares of each of the Accounts is 0.25%.


PAYMENTS TO INVESTMENT REPRESENTATIVES AND THEIR FIRMS. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Accounts. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Accounts as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Accounts pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.


ONGOING PAYMENTS. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Accounts. In addition, the Distributor or the Advisor may make from its own resources ongoing payments to an insurance company of up to 0.25% of the average net assets of the Accounts held by the insurance company in its separate accounts. The payments are for administrative services and may be made with respect to either or both classes of shares of the Accounts.

OTHER PAYMENTS TO INTERMEDIARIES. In addition to any commissions that may be paid at the time of sale, ongoing payments and the reimbursement of costs associated with education, training, and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Accounts, or may sell shares of the Accounts to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year's sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year's sales of Account shares to retirement plans by that financial intermediary.


A number of factors are considered in determining the amount of these additional payments, including each financial intermediary's Fund sales, assets, and redemption rates of applicable variable annuities, variable life insurance contracts, and retirement plans as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include applicable variable annuities, variable life insurance contracts, and Account shares in retirement plans on a "preferred list." The Distributor's goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Accounts so that they can provide suitable information and advice about the Accounts and related investor services. Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to Accounts for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers' conferences, ticket charges, and general marketing expenses.


In December 2006, Principal purchased Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) and its two subsidiaries, Principal Funds Distributor, Inc. (formerly known as WM Funds Distributor, Inc.) and Principal Shareholder Services, Inc. (formerly known as WM Shareholder Services, Inc.) from New American Capital, Inc. ("New American") and its parent company Washington Mutual, Inc. ("WaMu") (the "Transaction"). In connection with the Transaction, New American agreed to make payments to Principal with respect to each of the first four years following the closing of the Transaction. New American must make such payments to Principal if the aggregate fees Principal and its affiliates earn from Principal-sponsored mutual funds and other financial instruments such as annuities (the "Principal Products") that WaMu and its affiliates (including WM Financial Services, Inc., a broker-dealer subsidiary of WaMu) sell fall below certain specified amounts during any of the four years following the closing of the Transaction. The agreement between Principal and New American could result in New American paying Principal a maximum of $30 million with respect to each year in the four-year period. As a result, WM Financial Services, Inc. (and/or its affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.


If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one variable annuity, variable life insurance policy or mutual fund over another.


Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Accounts, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of the date of this prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the applicable variable annuities and variable life insurance contracts that include shares of the Accounts as investment options, or for the distribution of the Accounts to retirement plans (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

Advantage Capital Corporation
A.G. Edwards & Sons, Inc.
AIG Advisors, Inc.
American Portfolios Financial Services, Inc.
Associated Financial Group, Inc.
Commonwealth Financial Network
FFP Securities, Inc.
FSC Securities Corporation
G.A. Repple & Company
H. Beck, Inc.
Investacorp, Inc.
Investment Advisors & Consultants, Inc.
Jefferson Pilot Securities Corporation
McDonald Investments, Inc.
Mutual Service Corporation
NFP Securities, Inc.
Oppenheimer & Co., Inc.
ProEquities, Inc.
Prospera Financial Services, Inc.
Royal Alliance Associates, Inc.
Securities America, Inc.
Triad Advisors, Inc.
United Planners' Financial Services of America
Waterstone Financial Group, Inc.
WM Financial Services, Inc.

To obtain a current list of such firms, call 1-800-222-5852.


Although an Account's sub-advisor may use brokers who sell shares of the Accounts to effect portfolio transactions, the sale of Account shares is not considered as a factor when selecting brokers to effect portfolio transactions. The Fund has adopted procedures to ensure that the sale of account shares is not considered when selecting brokers to effect portfolio transactions.


Your Contract or retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in this Prospectus. The amount and applicability of any such fee are determined and disclosed separately within the prospectus for your insurance contract. Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee are determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET TIMING (ABUSIVE TRADING PRACTICES)
The Accounts are not designed for, and do not knowingly accommodate, frequent purchases and redemptions ("excessive trading") of Account shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Accounts.

Frequent purchases and redemptions pose a risk to the Accounts because they may:
.. Disrupt the management of the Accounts by:
  . forcing the Account to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Account and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and
.. Increase expenses of the Account due to:
  . increased broker-dealer commissions and
  . increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Accounts may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Accounts in which the Principal LifeTime Accounts or Strategic Asset Management Portfolios invest could flow through to the Principal LifeTime Accounts and Strategic Asset Management Portfolios as they would for any fund shareholder.

Certain Accounts may be at greater risk of harm due to frequent purchase and redemptions. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International, International Emerging Markets, and International SmallCap Accounts. The Fund has adopted fair valuation procedures to be used in the case of significant events, including broad market movements, occurring after the close of a foreign market in which securities are traded. The procedures will be followed if the Manager believes the events will impact the value of the foreign securities. These procedures are intended to discourage market timing transactions in shares of the Accounts.

As the Accounts are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, ("intermediary") to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Accounts.


If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:
.. Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Fund.

The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Accounts is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary's excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management's opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.


The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive, or bonus plan established by Principal Life or Washington Mutual Life Insurance Company, or any subsidiary or affiliate of such company, for employees of such company, subsidiary, or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life and by other insurance companies as well as for certain qualified plans. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts, variable annuity separate accounts, and qualified plan investors to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners, contract holders, and qualified plan investors. Material conflict could result from, for example,
1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners, those given by contract holders, and those given by qualified plan investors. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts or qualified plans, which could have adverse consequences.


SHAREHOLDER RIGHTS
Each shareholder of an Account is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors, and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets, and redemption. Shares are fully paid, non-assessable, and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be cast at a meeting of all Account shareholders.

The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the 1940 Act: election of directors, approval of an investment advisory agreement, ratification of the selection of independent auditors, and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, IA 50392-2080.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the 1940 Act and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants, and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating in that separate account. Principal Life will vote the shares based upon the instructions received from contract owners regardless of the number of contract owners who provide such instructions. A potential effect of this proportional voting is that a small number of contract owners may determine the outcome of a shareholder vote if only a small number of contract owners provide voting instructions. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right. Shares held by retirement plans are voted in accordance with the governing documents of the plans.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from the Distributor, the Fund's principal underwriter ("Distributor"). There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

The Accounts may, at their discretion and under certain limited circumstances, accept securities as payment for Account shares at the applicable NAV. Each Account will value securities used to purchase its shares using the same method the Account uses to value its portfolio securities as described in this prospectus.


Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member, or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or
2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.

DISTRIBUTIONS IN KIND. . The Fund may determine that it would be detrimental to the remaining shareholders of an Account to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Account's portfolio in lieu of cash provided the shareholder to whom such distribution is made was invested in such securities. If an Account pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Account will value securities used to pay redemptions in kind using the same method the Account uses to value its portfolio securities as described in this prospectus.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent registered public accounting firm, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

TAX INFORMATION


The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.


Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.


Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.

FINANCIAL HIGHLIGHTS


The financial highlights table for each Account is intended to help you understand the Account's financial performance for the past 5 years (or since inception, if shorter). Certain information reflects financial results for a single Account share. The total returns in the table for each Account represent the rate that an investor would have earned, or lost, on an investment in the Account (assuming reinvestment of all dividends and distributions), but do not reflect insurance-related charges and expenses which, if included, would have lowered the performance shown.

The financial statements of the Fund as of December 31, 2006, have been audited by Ernst & Young LLP, independent registered public accounting firm. The report of Ernst & Young LLP is included, along with the Fund's financial statements, in the Fund's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

The financial statements for the Equity Income I, Income, MidCap Stock, Mortgage Securities, Short-Term Income, and West Coast Equity Accounts, and each of the SAM Portfolios are derived from the financial statements for their predecessor funds. The predecessor funds' financial statements for the fiscal year ended December 31, 2006 were audited by Ernst & Young LLP, independent registered public accounting firm. The 2006 financial statements and the report of Ernst & Young LLP are included in the predecessor funds' annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

The following table is a listing of Accounts and the corresponding predecessor fund for each.

PRINCIPAL VARIABLE CONTRACTS ACCOUNTS              PREDECESSOR FUND
 Equity Income Account I                VT Equity Income Fund
 Income Account                         VT Income Fund
 MidCap Stock Account                   VT Mid Cap Stock Fund
 Mortgage Securities Account            VT U.S. Government Securities Fund
 Short-Term Income Account              VT Short Term Income Fund
 West Coast Equity Account              VT West Coast Equity Fund



                              FINANCIAL HIGHLIGHTS
                     PRINCIPAL VARIABLE CONTRACTS FUND, INC.


Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Diversified International Account
Net Asset Value, Beginning of Period......................       $16.83      $13.75      $11.48        $8.78      $10.51
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.25        0.18        0.17         0.13        0.10
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         4.31        3.05        2.22         2.67      (1.78)
                                                           ------------
                          Total From Investment Operations         4.56        3.23        2.39         2.80      (1.68)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.23)      (0.15)      (0.12)       (0.10)      (0.05)
     Distributions from Realized Gains....................       (0.52)           -           -            -           -
                                                           ------------
                         Total Dividends and Distributions       (0.75)      (0.15)      (0.12)       (0.10)      (0.05)
Net Asset Value, End of Period............................       $20.64      $16.83      $13.75       $11.48       $8.78
Total Return(a)...........................................       27.96%      23.79%      21.03%       32.33%    (16.07)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $409,020    $293,647    $226,753     $167,726    $119,222
     Ratio of Expenses to Average Net Assets..............        0.91%       0.97%       0.96%        0.92%       0.92%
     Ratio of Gross Expenses to Average Net Assets........            -    0.97% (b)    0.97%(c)     0.93%(c)    0.93%(c)
     Ratio of Net Investment Income to Average Net Assets.        1.34%       1.27%       1.39%        1.33%       1.03%
     Portfolio Turnover Rate..............................       107.0%      121.2%      170.1%       111.5%       82.2%




                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Growth Account
Net Asset Value, Beginning of Period......................       $13.29      $11.94      $10.95        $8.68      $12.24
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.09        0.03        0.07         0.03        0.02
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.23        1.40        0.95         2.26      (3.58)
                                                           ------------
                          Total From Investment Operations         1.32        1.43        1.02         2.29      (3.56)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.04)      (0.08)      (0.03)       (0.02)           -
                                                           ------------
                         Total Dividends and Distributions       (0.04)      (0.08)      (0.03)       (0.02)           -
Net Asset Value, End of Period............................       $14.57      $13.29      $11.94       $10.95       $8.68
Total Return(a)...........................................        9.92%      12.09%       9.38%       26.46%    (29.07)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $128,867    $124,254    $134,956     $141,107    $124,079
     Ratio of Expenses to Average Net Assets..............        0.61%       0.62%       0.60%        0.61%       0.61%
     Ratio of Gross Expenses to Average Net Assets........            -          -%    0.60%(d)     0.61%(d)    0.61%(d)
     Ratio of Net Investment Income to Average Net Assets.        0.63%       0.26%       0.67%        0.35%       0.18%
     Portfolio Turnover Rate..............................        99.3%       78.3%      122.4%        40.8%       27.3%


(a) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b)  Expense ratio without custodian credits.

(c)  Expense ratio without commission rebates and custodian credits.

(d) Expense ratio without commission rebates.

                                                                   2006        2005        2004        2003      2002(a)
                                                                   ----        ----        ----        ----      ----
LargeCap Blend Account
Net Asset Value, Beginning of Period......................       $11.19      $10.73      $10.37       $8.43       $10.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.13        0.10        0.13        0.10         0.02
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         1.56        0.40        0.92        1.90       (1.57)
                                                           ------------
                          Total From Investment Operations         1.69        0.50        1.05        2.00       (1.55)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.08)           -      (0.11)      (0.06)       (0.02)
     Distributions from Realized Gains....................       (0.34)      (0.04)      (0.58)           -            -
                                                           ------------
                         Total Dividends and Distributions       (0.42)      (0.04)      (0.69)      (0.06)       (0.02)
Net Asset Value, End of Period............................       $12.46      $11.19      $10.73      $10.37        $8.43
Total Return(b)...........................................       15.72%       4.74%      10.36%      23.76%      (15.47)%(c)
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $202,369    $135,072     $90,751     $54,632      $13,927
     Ratio of Expenses to Average Net Assets..............        0.76%       0.78%       0.76%       0.80%     1.00%(d)
     Ratio of Gross Expenses to Average Net Assets(e).....            -           -       0.78%(f)    0.83%(f)  1.10%(d),(f)
     Ratio of Net Investment Income to Average Net Assets.        1.09%       0.96%       1.23%       1.08%     0.86%(d)
     Portfolio Turnover Rate..............................        50.7%       44.1%       75.6%       56.2%     49.1%(d)



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Money Market Account
Net Asset Value, Beginning of Period......................        $1.00       $1.00       $1.00        $1.00       $1.00
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.05        0.03        0.01         0.01        0.01
                                                           ------------
                          Total From Investment Operations         0.05        0.03        0.01         0.01        0.01
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.05)      (0.03)      (0.01)       (0.01)      (0.01)
                                                           ------------
                         Total Dividends and Distributions       (0.05)      (0.03)      (0.01)       (0.01)      (0.01)
Net Asset Value, End of Period............................        $1.00       $1.00       $1.00        $1.00       $1.00
Total Return(b)...........................................        4.67%       2.69%       0.92%        0.74%       1.42%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $180,210    $150,653    $140,553     $151,545    $201,455
     Ratio of Expenses to Average Net Assets..............        0.49%       0.61%       0.49%        0.49%       0.49%
     Ratio of Net Investment Income to Average Net Assets.        4.59%       2.66%       0.91%        0.74%       1.40%


(a)  Period from May 1, 2002, date operations  commenced,  through  December 31,
     2002.

(b) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Expense ratio without the Manager's voluntary expense limit. The expense limit ceased on May 1, 2004.

(f)  Expense ratio without commission rebates.

                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
Real Estate Securities Account
Net Asset Value, Beginning of Period......................       $20.51      $17.88      $14.90       $11.24      $10.77
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.23        0.40        0.39         0.49        0.35
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         6.84        2.39        4.66         3.87        0.48
                                                           ------------
                          Total From Investment Operations         7.07        2.79        5.05         4.36        0.83
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.39)           -      (0.35)       (0.42)      (0.35)
     Distributions from Realized Gains....................       (1.10)      (0.16)      (1.72)       (0.28)      (0.01)
                                                           ------------
                         Total Dividends and Distributions       (1.49)      (0.16)      (2.07)       (0.70)      (0.36)
Net Asset Value, End of Period............................       $26.09      $20.51      $17.88       $14.90      $11.24
Total Return(a)...........................................       36.61%      15.85%      34.53%       38.91%       7.72%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $255,955    $178,922    $146,022      $93,018     $46,358
     Ratio of Expenses to Average Net Assets..............        0.87%       0.89%       0.90%        0.91%       0.92%
     Ratio of Gross Expenses to Average Net Assets........            -           - 0.90%(   b)     0.92%(b)          -%
     Ratio of Net Investment Income to Average Net Assets.        1.01%       2.16%       2.37%        3.83%       3.99%
     Portfolio Turnover Rate..............................        35.8%       23.6%       58.8%        53.9%       54.4%



                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SmallCap Growth Account
Net Asset Value, Beginning of Period......................        $9.92       $9.30       $8.36        $5.74      $10.60
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............       (0.06)      (0.07)      (0.06)       (0.04)      (0.05)
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         0.95        0.69        1.00         2.66      (4.81)
                                                           ------------
                          Total From Investment Operations         0.89        0.62        0.94         2.62      (4.86)
Net Asset Value, End of Period............................       $10.81       $9.92       $9.30        $8.36       $5.74
Total Return(a)...........................................        8.97%       6.67%      11.24%       45.64%    (45.85)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............      $73,327     $66,656     $63,453      $55,628     $32,754
     Ratio of Expenses to Average Net Assets..............        1.02%       1.05%       0.99%        0.99%       0.95%
     Ratio of Gross Expenses to Average Net Assets........            -           -    1.01%(b)     1.02%(b)    1.06%(b)
     Ratio of Net Investment Income to Average Net Assets.      (0.62)%     (0.77)%     (0.70)%      (0.64)%     (0.68)%
     Portfolio Turnover Rate..............................        77.6%       68.2%       43.3%        54.1%      287.9%


(a) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b)  Expense ratio without commission rebates.


                                                                   2006        2005        2004         2003        2002
                                                                   ----        ----        ----         ----        ----
SmallCap Value Account
Net Asset Value, Beginning of Period......................       $17.61      $16.83      $15.04       $10.30      $11.37
Income from Investment Operations:
     Net Investment Income (Operating Loss)...............         0.09        0.07        0.03         0.06        0.06
     Net Realized and Unrealized Gain (Loss) on
     Investments..........................................         2.98        0.96        3.37         5.14      (1.07)
                                                           ------------
                          Total From Investment Operations         3.07        1.03        3.40         5.20      (1.01)
Less Dividends and Distributions:
     Dividends from Net Investment Income.................       (0.06)      (0.01)      (0.03)       (0.05)      (0.06)
     Distributions from Realized Gains....................       (1.96)      (0.24)      (1.58)       (0.41)           -
                                                           ------------
                         Total Dividends and Distributions       (2.02)      (0.25)      (1.61)       (0.46)      (0.06)
Net Asset Value, End of Period............................       $18.66      $17.61      $16.83       $15.04      $10.30
Total Return(a)...........................................       18.64%       6.22%      23.08%       50.61%     (8.86)%
Ratio/Supplemental Data:
     Net Assets, End of Period (in thousands).............     $171,973    $132,035    $107,206      $82,135     $44,217
     Ratio of Expenses to Average Net Assets..............        1.11%       1.13%       1.12%        1.16%       1.28%
     Ratio of Gross Expenses to Average Net Assets........            -          -%    1.13%(b)     1.18%(b)    1.29%(b)
     Ratio of Net Investment Income to Average Net Assets.        0.49%       0.38%       0.21%        0.50%       0.68%
     Portfolio Turnover Rate..............................        49.0%       45.3%       38.0%        54.0%       77.4%


(a) Total return does not reflect charges attributable to Principal Life Insurance Company's separate account. Inclusion of these charges would reduce the amounts shown.

(b)  Expense ratio without commission rebates.

Financial Highlights


Financial Highlights

VT EQUITY INCOME FUND

For a Fund share outstanding throughout each period.



                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $17.64     $0.32(5)       $ 2.71        $ 3.03       $(0.33)       $(0.95)         $(1.28)
12/31/05            16.26      0.40(5)         1.26          1.66        (0.28)           --           (0.28)
12/31/04            13.90      0.32(5)         2.30          2.62        (0.26)           --           (0.26)
12/31/03            11.01      0.31(5)         2.95          3.26        (0.31)        (0.06)          (0.37)
12/31/02            12.87      0.36(5)        (1.95)        (1.59)       (0.25)        (0.02)          (0.27)

CLASS 2 SHARES
Year Ended:
12/31/06           $17.53     $0.27(5)       $ 2.69        $ 2.96       $(0.30)       $(0.95)         $(1.25)
12/31/05            16.18      0.36(5)         1.24          1.60        (0.25)           --           (0.25)
12/31/04            13.85      0.28(5)         2.30          2.58        (0.25)           --           (0.25)
12/31/03            10.99      0.29(5)         2.93          3.22        (0.30)        (0.06)          (0.36)
12/31/02            12.87      0.32(5)        (1.93)        (1.61)       (0.25)        (0.02)          (0.27)

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE    RATIO OF
                   NET                                NET ASSETS   NET ASSETS       NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $19.39     18.17%       $296,113        0.66%        0.66%        1.74%       87%(8)
12/31/05          17.64     10.27         237,482        0.66         0.66         2.40        46
12/31/04          16.26     19.12         189,517        0.67         0.67         2.15        26
12/31/03          13.90     30.10         149,603        0.70         0.70         2.63        23
12/31/02          11.01    (12.51)        112,304        0.70         0.70         3.04        16

CLASS 2 SHARES
Year Ended:
12/31/06         $19.24     17.86%       $70,163         0.91%        0.91%        1.49%       87%(8)
12/31/05          17.53      9.97         41,976         0.91         0.91         2.15        46
12/31/04          16.18     18.82         24,094         0.92         0.92         1.90        26
12/31/03          13.85     29.73         12,619         0.95         0.95         2.38        23
12/31/02          10.99    (12.67)         6,460         0.95         0.95         2.79        16

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  The VT REIT Fund commenced operations on May 1, 2003.

(4)  The VT REIT Fund commenced selling Class 2 shares on August 5, 2003.
(5)  Per share numbers have been calculated using the average shares method.

(6)  Annualized.

(7) The VT REIT Fund had unusually high portfolio turnover due to the transitioning of Fund holdings for a planned fund merger. See Note 1 in Notes to Financial Statements.

(8) The VT Equity Income Fund had unusually high portfolio turnover due a change in the portfolio manager.



Financial Highlights

VT WEST COAST EQUITY FUND

For a Fund share outstanding throughout each period.



                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $22.04     $0.15(3)       $ 2.45        $ 2.60       $(0.12)       $(0.46)         $(0.58)
12/31/05            20.45      0.13(3)         1.61          1.74        (0.15)           --           (0.15)
12/31/04            18.14      0.16(3)         2.20          2.36        (0.05)           --           (0.05)
12/31/03            12.69      0.06(3)         5.43          5.49        (0.04)           --           (0.04)
12/31/02            16.70      0.06(3)        (3.79)        (3.73)       (0.08)        (0.20)          (0.28)

CLASS 2 SHARES
Year Ended:
12/31/06           $21.92     $0.10(3)       $ 2.43        $ 2.53       $(0.08)       $(0.46)         $(0.54)
12/31/05            20.35      0.08(3)         1.60          1.68        (0.11)           --           (0.11)
12/31/04            18.08      0.11(3)         2.19          2.30        (0.03)           --           (0.03)
12/31/03            12.67      0.02(3)         5.41          5.43        (0.02)           --           (0.02)
12/31/02            16.70      0.02(3)        (3.77)        (3.75)       (0.08)        (0.20)          (0.28)

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE    RATIO OF
                   NET                                NET ASSETS   NET ASSETS       NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $24.06     12.03%       $152,592        0.67%        0.67%        0.66%        18%
12/31/05          22.04      8.57         130,071        0.68         0.68         0.62         18
12/31/04          20.45     13.03         119,371        0.69         0.69         0.87         17
12/31/03          18.14     43.35         105,160        0.71         0.71         0.42         16
12/31/02          12.69    (22.55)         68,227        0.71         0.71         0.42         20

CLASS 2 SHARES
Year Ended:
12/31/06         $23.91     11.75%       $ 16,954        0.92%        0.92%        0.41%        18%
12/31/05          21.92      8.30          10,823        0.93         0.93         0.37         18
12/31/04          20.35     12.72           8,270        0.94         0.94         0.62         17
12/31/03          18.08     42.93           5,202        0.96         0.96         0.17         16
12/31/02          12.67    (22.67)          2,313        0.96         0.96         0.17         20

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  Per share numbers have been calculated using the average shares method.


Financial Highlights

VT MID CAP STOCK FUND

For a Fund share outstanding throughout each period.



                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------
                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $17.34     $0.14(3)       $ 2.49        $ 2.63       $(0.32)       $(1.92)         $(2.24)
12/31/05            16.44      0.27(3)         1.84          2.11        (0.08)        (1.13)          (1.21)
12/31/04            14.63      0.08(3)         2.03          2.11        (0.05)        (0.25)          (0.30)
12/31/03            11.49      0.06(3)         3.12          3.18        (0.04)           --           (0.04)
12/31/02            13.14      0.04(3)        (1.36)        (1.32)       (0.03)        (0.30)          (0.33)

CLASS 2 SHARES
Year Ended:
12/31/06           $17.24     $0.09(3)       $ 2.47        $ 2.56       $(0.28)       $(1.92)         $(2.20)
12/31/05            16.36      0.22(3)         1.84          2.06        (0.05)        (1.13)          (1.18)
12/31/04            14.58      0.04(3)         2.02          2.06        (0.03)        (0.25)          (0.28)
12/31/03            11.46      0.03(3)         3.11          3.14        (0.02)           --           (0.02)
12/31/02            13.13      0.01(3)        (1.36)        (1.35)       (0.02)        (0.30)          (0.32)

                                                              RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES     RATIO OF
                                                      TO AVERAGE   TO AVERAGE       NET
                   NET                                NET ASSETS   NET ASSETS   INVESTMENT
                  ASSET                                 BEFORE        AFTER       INCOME/
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    (LOSS) TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $17.73     16.88%       $103,824        0.80%        0.80%        0.80%        14%
12/31/05          17.34     13.39         103,543        0.81         0.81         1.62         27
12/31/04          16.44     14.59         108,347        0.81         0.81         0.54         32
12/31/03          14.63     27.73          84,408        0.83         0.83         0.47         37
12/31/02          11.49    (10.35)         63,119        0.84         0.84         0.32         28

CLASS 2 SHARES
Year Ended:
12/31/06         $17.60     16.56%       $ 11,788        1.05%        1.05%        0.55%        14%
12/31/05          17.24     13.12           7,692        1.06         1.06         1.37         27
12/31/04          16.36     14.28           6,080        1.06         1.06         0.29         32
12/31/03          14.58     27.45           3,725        1.08         1.08         0.22         37
12/31/02          11.46    (10.54)          1,962        1.09         1.09         0.07         28

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  Per share numbers have been calculated using the average shares method.

(4)  Amount represents less than $0.01 per share.

Financial Highlights

VT SHORT TERM INCOME FUND

For a Fund share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------


                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $2.52      $0.11(3)     $(0.00)(4)       $0.11       $(0.11)         $--           $(0.11)
12/31/05            2.58       0.10(3)      (0.06)           0.04        (0.10)          --            (0.10)
12/31/04            2.63       0.10(3)      (0.05)           0.05        (0.10)          --            (0.10)
12/31/03            2.65       0.11(3)       0.04            0.15        (0.17)          --            (0.17)
12/31/02            2.60       0.14(3)       0.02            0.16        (0.11)          --            (0.11)

CLASS 2 SHARES
Year Ended:
12/31/06           $2.51      $0.10(3)     $(0.00)(4)       $0.10       $(0.10)         $--           $(0.10)
12/31/05            2.56       0.09(3)      (0.05)           0.04        (0.09)          --            (0.09)
12/31/04            2.62       0.09(3)      (0.05)           0.04        (0.10)          --            (0.10)
12/31/03            2.64       0.10(3)       0.04            0.14        (0.16)          --            (0.16)
12/31/02            2.60       0.13(3)       0.02            0.15        (0.11)          --            (0.11)

                                                             RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE   RATIO OF
                   NET                                NET ASSETS   NET ASSETS      NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06          $2.52     4.59%        $42,466         0.61%        0.61%        4.30%        13%
12/31/05           2.52     1.64          47,221         0.60         0.60         4.01         22
12/31/04           2.58     2.07          48,574         0.61         0.61         3.74         17
12/31/03           2.63     5.52          46,628         0.63         0.63         4.31         38
12/31/02           2.65     6.26          41,592         0.62         0.62         5.42         41

CLASS 2 SHARES
Year Ended:
12/31/06          $2.51     4.24%        $ 3,221         0.86%        0.86%        4.05%        13%
12/31/05           2.51     1.76           5,156         0.85         0.85         3.76         22
12/31/04           2.56     1.60           7,096         0.86         0.86         3.49         17
12/31/03           2.62     5.46           6,157         0.88         0.88         4.06         38
12/31/02           2.64     5.86           1,188         0.87         0.87         5.17         41

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  Per share numbers have been calculated using the average shares method.

(4)  Amount represents less than $0.01 per share.

(5) The VT International Growth Fund had unusually high portfolio turnover due to the transitioning of Fund holdings for a planned fund merger. See Note 1 in Notes to Financial Statements.

Financial Highlights

VT U.S. GOVERNMENT SECURITIES FUND

For a Fund share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------


                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $10.47   $0.47(3)         $(0.03)        $0.44       $(0.50)         $--           $(0.50)
12/31/05            10.71    0.46(3)          (0.22)         0.24        (0.48)          --            (0.48)
12/31/04            10.75    0.45(3)          (0.06)         0.39        (0.43)          --            (0.43)
12/31/03            11.05    0.46(3)          (0.23)         0.23        (0.53)          --            (0.53)
12/31/02            10.55    0.59(3)           0.33          0.92        (0.42)          --            (0.42)

CLASS 2 SHARES
Year Ended:
12/31/06           $10.43   $0.44(3)         $(0.02)        $0.42       $(0.46)         $--           $(0.46)
12/31/05            10.66    0.43(3)          (0.22)         0.21        (0.44)          --            (0.44)
12/31/04            10.70    0.42(3)          (0.06)         0.36        (0.40)          --            (0.40)
12/31/03            11.02    0.44(3)          (0.23)         0.21        (0.53)          --            (0.53)
12/31/02            10.55    0.56(3)           0.33          0.89        (0.42)          --            (0.42)

                                                             RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE   RATIO OF
                   NET                                NET ASSETS   NET ASSETS      NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $10.41     4.45%        $259,054        0.53%        0.53%        4.54%        16%
12/31/05          10.47     2.27          266,902        0.54         0.54         4.39         33
12/31/04          10.71     3.78          263,816        0.54         0.54         4.21         28
12/31/03          10.75     2.14          204,193        0.56         0.56         4.26         46
12/31/02          11.05     8.87          173,770        0.56         0.56         5.45         41

CLASS 2 SHARES
Year Ended:
12/31/06         $10.39     4.22%        $  5,041        0.78%        0.78%        4.29%        16%
12/31/05          10.43     2.02            8,742        0.79         0.79         4.14         33
12/31/04          10.66     3.59           12,757        0.79         0.79         3.96         28
12/31/03          10.70     1.87           16,323        0.81         0.81         4.01         46
12/31/02          11.02     8.57           12,264        0.81         0.81         5.20         41

(1) Total return is not annualized for periods of less than one year. The total return would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly.

(3)  Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

Financial Highlights

VT INCOME FUND

For a Fund share outstanding throughout each period.

                                       INCOME/(LOSS) FROM
                                      INVESTMENT OPERATIONS                       LESS DISTRIBUTIONS
                             --------------------------------------   ------------------------------------------


                                          NET REALIZED
                    NET                        AND
                   ASSET                   UNREALIZED                  DIVIDENDS   DISTRIBUTIONS
                   VALUE         NET       GAIN/(LOSS)   TOTAL FROM    FROM NET       FROM NET
                 BEGINNING   INVESTMENT        ON        INVESTMENT   INVESTMENT      REALIZED         TOTAL
                 OF PERIOD     INCOME      INVESTMENTS   OPERATIONS     INCOME     CAPITAL GAINS   DISTRIBUTIONS
                 ---------   ----------   ------------   ----------   ----------   -------------   -------------
CLASS 1 SHARES
Year Ended:
12/31/06           $10.69     $0.61(3)       $(0.13)        $0.48       $(0.61)       $(0.01)         $(0.62)
12/31/05            11.08      0.60(3)        (0.34)         0.26        (0.65)           --           (0.65)
12/31/04            11.18      0.61(3)        (0.03)         0.58        (0.68)           --           (0.68)
12/31/03            10.79      0.63(3)         0.42          1.05        (0.66)           --           (0.66)
12/31/02            10.31      0.69(3)         0.27          0.96        (0.48)           --           (0.48)

CLASS 2 SHARES
Year Ended:
12/31/06           $10.62     $0.58(3)       $(0.12)        $0.46       $(0.58)       $(0.01)         $(0.59)
12/31/05            11.01      0.57(3)        (0.34)         0.23        (0.62)           --           (0.62)
12/31/04            11.12      0.58(3)        (0.03)         0.55        (0.66)           --           (0.66)
12/31/03            10.77      0.60(3)         0.41          1.01        (0.66)           --           (0.66)
12/31/02            10.31      0.65(3)         0.29          0.94        (0.48)           --           (0.48)

                                                             RATIOS TO AVERAGE
                                                        NET ASSETS/SUPPLEMENTAL DATA
                                      ----------------------------------------------------------------
                                                       RATIO OF     RATIO OF
                                                       EXPENSES     EXPENSES
                                                      TO AVERAGE   TO AVERAGE    RATIO OF
                   NET                                NET ASSETS   NET ASSETS      NET
                  ASSET                                 BEFORE        AFTER     INVESTMENT
                  VALUE                 NET ASSETS    REIMBURSE-   REIMBURSE-    INCOME TO   PORTFOLIO
                 END OF     TOTAL     END OF PERIOD     MENTS/       MENTS/       AVERAGE     TURNOVER
                 PERIOD   RETURN(1)     (IN 000S)       WAIVERS    WAIVERS(2)   NET ASSETS      RATE
                 ------   ---------   -------------   ----------   ----------   ----------   ---------
CLASS 1 SHARES
Year Ended:
12/31/06         $10.55     4.90%        $182,728        0.54%        0.54%        5.79%        24%
12/31/05          10.69     2.40          185,140        0.54         0.54         5.50         13
12/31/04          11.08     5.56          185,570        0.55         0.55         5.53         20
12/31/03          11.18     9.78          193,953        0.56         0.56         5.74         24
12/31/02          10.79     9.61          179,844        0.56         0.56         6.64         21

CLASS 2 SHARES
Year Ended:
12/31/06         $10.49     4.59%        $ 16,474        0.79%        0.79%        5.54%        24%
12/31/05          10.62     2.06           20,374        0.79         0.79         5.25         13
12/31/04          11.01     5.31           23,358        0.80         0.80         5.28         20
12/31/03          11.12     9.47           21,188        0.81         0.81         5.49         24
12/31/02          10.77     9.40            8,186        0.81         0.81         6.39         21



ADDITIONAL INFORMATION


Additional information about the Fund (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated May 1, 2007, which is incorporated by reference into this prospectus. Additional information about the Funds' investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing Principal Funds Distributor, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944

APPENDIX A


SUMMARY OF PRINCIPAL RISKS


The value of your investment in an Account changes with the value of the investments held by that Account. Many factors affect that value, and it is possible that you may lose money by investing in the Accounts. Factors that may adversely affect a particular Account as a whole are called "principal risks." The principal risks of investing in the Accounts are stated above as to each Account in the Account's description. Each of these risks is summarized below. The first three risks described below - liquidity risk, market risk, and management risk - apply to all the Accounts (except that liquidity risk does not apply to the Money market Account). The remaining risks apply to certain of the Accounts as described previously. Additional information about the Accounts, their investments, and the related risks is located under "Certain Investment Strategies and Related Risks" and in the Statement of Additional Information.


RISKS COMMON TO ALL OF THE ACCOUNTS
-----------------------------------

LIQUIDITY RISK
An Account is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the account's ability to sell particular securities or close derivative positions at an advantageous price. Accounts with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. This risk applies to all Accounts except the Money Market Account.

MARKET RISK
The value of an Account's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Account's investments are concentrated in certain sectors, its performance could be worse than the overall market.

MANAGEMENT RISK
Each of the Accounts is actively managed by its investment advisor or sub-advisor(s). The performance of an Account that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the Account's investment objective. If the advisor's or sub-advisor(s)' strategies do not perform as expected, an Account could underperform other mutual funds with similar investment objectives or lose money.

ADDITIONAL RISKS APPLICABLE TO CERTAIN ACCOUNTS
-----------------------------------------------

ACTIVE TRADING RISK
An Account that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the Account's brokerage costs, accelerate the realization of taxable gains and adversely impact fund performance.

CREDIT AND COUNTERPARTY RISK
The issuer or guarantor of a fixed income security or other obligation, counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio's securities may be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

DERIVATIVES RISK
Derivatives are investments whose values depend on or are derived from other securities or indices. An Account's use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered riskier than direct investments and, in a down market, could become harder to value or sell at a fair price.

EMERGING MARKET RISK
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

EQUITY SECURITIES RISK
Equity securities include common, preferred and convertible preferred stocks, and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by an Account could decline if the financial condition of the companies in which the Account invests decline or if overall market and economic conditions deteriorate.

EURODOLLAR AND YANKEE OBLIGATIONS RISK
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

EXCHANGE RATE RISK
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of an Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Accounts are authorized to enter into certain foreign currency exchange transactions. In addition, the Accounts' foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

FIXED-INCOME SECURITIES RISK
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.


Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after an Account has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Account's investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by an Account may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.


FOREIGN SECURITIES RISK
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect an Account's investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

GEOGRAPHIC CONCENTRATION RISK
Accounts that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

GROWTH STOCK RISK
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. An Account's strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

HIGH YIELD SECURITIES RISK
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

INITIAL PUBLIC OFFERINGS ("IPOS") RISK
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. An Account cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

INVESTMENT COMPANY SECURITIES RISK
Certain Accounts invest in securities of other investment companies. The total return on such investments reflects the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

MARKET SEGMENT RISK
Accounts are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:
  . MidCap: Account's strategy of investing in midcap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  . LargeCap: Account's strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
  . SmallCap: Account's strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

MID CAP STOCK RISK
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

MUNICIPAL SECURITIES RISK
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of Accounts investing in such securities. Accounts that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state's tax authority) to be taxable, in which event the value of such Accounts' investments would likely decline.

NON-DIVERSIFICATION RISK
An Account that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified Accounts. The less diversified an Account's holdings are, the more a specific stock's poor performance is likely to affect the Account's performance.

PORTFOLIO DURATION RISK
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.

PREPAYMENT RISK
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of an Account.

REAL ESTATE SECURITIES RISK
Real estate investment trusts ("REITs") or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage
REITs:
  . may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s)),
  . may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments), . are subject to cash flow dependency and defaults by borrowers, and . could fail to qualify for tax-free pass-through of income under the Internal
    Revenue Code.

SECTOR RISK
When an Account's investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Accounts concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. An Account that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and others factors affecting that industry or sector.

SMALL COMPANY RISK
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

UNDERLYING FUND RISK
The Principal LifeTime Accounts and the Strategic Asset Management ("SAM") Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expenses for that fund.

Principal is the advisor to the Principal LifeTime Accounts, SAM Portfolios, and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Accounts and Edge Asset Management, Inc. (formerly known as WM Advisors, Inc.) ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the underlying Accounts. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.


The following tables show the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Accounts as of March 31, 2007.

                                       PRINCIPAL LIFETIME ACCOUNTS
                                                                                         PRINCIPAL
                                  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  PRINCIPAL  LIFETIME
                                  LIFETIME   LIFETIME   LIFETIME   LIFETIME   LIFETIME   STRATEGIC
        UNDERLYING FUND             2010       2020       2030       2040       2050      INCOME     TOTAL
        ---------------           ---------  ---------  ---------  ---------  ---------  ---------   -----
 Bond                               2.7%       7.8%       0.9%       0.3%       0.2%       1.8%      13.7%
 Capital Value                      0.4        2.2        0.4        0.2        0.2        0.1        3.5
 Diversified International          0.9        4.1        0.8        0.4        0.3        0.1        6.6
 Equity Growth                      0.5        2.7        0.5        0.3        0.2        0.1        4.3
 Growth                             0.3        1.3        0.3        0.1        0.1        0.0        2.1
 LargeCap Stock Index               2.0        9.2        1.6        0.8        0.5        0.4       14.5
 LargeCap Value                     0.6        3.2        0.6        0.3        0.2        0.2        5.1
 Money Market                       0.8        0.0        0.0        0.0        0.0        1.3        2.1
 Real Estate Securities             0.6        2.3        0.3        0.1        0.1        0.3        3.7
 SmallCap                           0.9        3.1        0.4        0.3        0.1        0.2        5.0
 SmallCap Growth                    0.3        1.6        0.4        0.2        0.2        0.0        2.7
 SmallCap Value                     0.2        0.9        0.2        0.1        0.1        0.0        1.5

The SAM Portfolios commenced operations on January 8, 2007, as successor portfolios to the WM Variable Trust ("WMVT") SAM Portfolios. The predecessor portfolios invested in shares of funds that have been combined with various Accounts of Principal Variable Contracts Fund as follows:

         WMVT ACQUIRED FUNDS                    PVC ACQUIRING ACCOUNTS
 Equity Income Fund                     Equity Income Account I
 Growth Fund                            Growth Account
 Growth & Income Fund                   LargeCap Blend Account
 Income Fund                            Income Account
 International Growth Fund              Diversified International Account
 Mid Cap Stock Fund                     MidCap Stock Account
 Money Market Fund                      Money Market Account
 REIT Fund                              Real Estate Securities Account
 Short Term Income Fund                 Short-Term Income Account
 Small Cap Growth Fund                  SmallCap Growth Account
 Small Cap Value Fund                   SmallCap Value Account
 U.S. Government Securities Fund        Mortgage Securities Account
 West Coast Equity Fund                 West Coast Equity Account

The WM Trust I High Yield Fund is the predecessor fund of the PIF High Yield Fund II.

The table below shows the percentage of outstanding shares of the Underlying Funds owned by the Portfolios as of March 31, 2007:

                                                            SAM PORTFOLIOS
 -----------------------------------------------------------------------------------------------------
                                  FLEXIBLE   CONSERVATIVE             CONSERVATIVE  STRATEGIC
                                   INCOME      BALANCED    BALANCED      GROWTH      GROWTH
 UNDERLYING FUND                  PORTFOLIO   PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO   TOTAL
  Diversified International          0.0%        0.7%         9.5%        6.7%         4.1%     21.0%
  Equity Income I                    1.7         1.3         17.8        12.8          7.5      41.1
  Growth                             3.1         1.9         27.5        19.2         11.7      63.4
  Income                            23.0         6.7         37.2         8.7          0.0      75.6
  International Emerging Markets     0.0         0.6          8.1         5.8          3.6      18.1
  LargeCap Blend                     2.3         1.3         17.9        12.9          8.0      42.4
  MidCap Stock                       4.3         2.1         28.7        22.3         14.8      72.2
  Money Market                       0.0         0.0          1.7         0.0          0.0       1.7
  Mortgage Securities               22.2         7.5         47.4        11.1          0.0      88.2
  PIF High Yield Fund II             0.8         0.3          2.1         0.7          0.6       4.5
  Real Estate Securities             0.7         0.4          5.9         4.3          2.6      13.9
  Short-Term Income                 49.4         9.4         15.0         0.0          0.0      73.8
  SmallCap Growth                    1.5         0.7         11.6         8.7          5.2      27.7
  SmallCap Value                     0.9         0.4          6.1         4.5          2.7      14.6
  West Coast Equity                  1.5         1.7         23.3        16.9         11.1      54.5


U.S. GOVERNMENT SECURITIES RISK
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of an Account's securities do not affect interest income on securities already held by the Account but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when an Account's average maturity is longer, under certain market conditions an Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. GOVERNMENT SPONSORED SECURITIES RISK
An Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

VALUE STOCK RISK
An Account's investments in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster growing companies. An Account's strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

APPENDIX B


DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

CITIGROUP BROAD MARKET (BMI) GLOBAL EX-US INDEX is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.


CITIGROUP BROAD INVESTMENT-GRADE BOND INDEX measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.


CITIGROUP BROAD INVESTMENT-GRADE CREDIT 1-3 YEARS INDEX measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.


CITIGROUP MORTGAGE INDEX represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC")) pass-through securities as well as FNMA and FHLMC balloon mortgages.


LEHMAN BROTHERS U.S. TREASURY BELLWETHERS 3 MONTH INDEX is composed of public obligations of the U.S. Treasury with a maturity of three months.


MORNINGSTAR FOREIGN LARGE BLEND CATEGORY AVERAGE is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.


MORNINGSTAR INTERMEDIATE-TERM BOND CATEGORY AVERAGE is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.


MORNINGSTAR LARGE BLEND CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.


MORNINGSTAR LARGE GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR LARGE VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.


MORNINGSTAR MID-CAP BLEND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.



MORNINGSTAR SHORT GOVERNMENT CATEGORY AVERAGE . Short-government portfolios have at least 90% of their bond holdings in bonds backed by the U.S. government or by government-linked agencies. This backing minimizes the credit risk of these portfolios, as the U.S. government is unlikely to default on its debt. These portfolios have durations between one and 3.5 years (or, if duration is unavailable, average effective maturities between one and four years), so they have relatively less sensitivity to interest rates, and thus low risk potential.


MORNINGSTAR SHORT-TERM BOND CATEGORY AVERAGE is an average of net asset value
(NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

MORNINGSTAR SMALL GROWTH CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.


MORNINGSTAR SMALL VALUE CATEGORY AVERAGE is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.


MORNINGSTAR SPECIALTY - REAL ESTATE CATEGORY AVERAGE is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EAFE (EUROPE, AUSTRALIA, AND FAR
EAST) INDEX is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.


MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) US REIT INDEX is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.


RUSSELL 1000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.


RUSSELL 2000 GROWTH INDEX is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.


RUSSELL 2000 VALUE INDEX is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 3000 INDEX is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.


S&P 500 STOCK INDEX (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.


S&P 500/CITIGROUP VALUE INDEX is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor's changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.


S&P MIDCAP 400 INDEX is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.